CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
Supplement dated January 4, 1999 to the
Prospectus dated November 27, 1998

On December 17, 1998 the Trust's Board of Trustees approved the following:

- The termination of Palley-Needelman Asset Management Inc. ("Palley-Needelman") as investment adviser to Balanced Investments ("Balanced Portfolio"). Palley-Needelman will be replaced with Laurel Capital Advisors, LLP ("Laurel Capital") who will manage the equity portion of the Balanced Portfolio and Seix Investment Advisors ("Seix") who will manage the fixed-income portion of the Balanced Portfolio. Laurel Capital and Seix will manage approximately 60% and 40% respectively of the Balanced Portfolio's assets. Laurel Capital will seek the Balanced Portfolio's investment objective of total return by investing primarily in common stocks that are undervalued and which exhibit improving earnings momentum. Laurel Capital will attempt to remain fully invested, while maintaining sector weightings similar to the S&P 500 Index Seix combines traditional research with proprietary analysis that seeks to identify undervalued fixed-income securities such as U.S. government securities and corporate bonds. Seix places an emphasis on those securities that have a potential for income while maintaining a duration that is approximately equal to the Lehman Aggregate Index. Pursuant to investment advisory agreements entered into between the Trust's Manager, Mutual Management Corp. ("MMC") and Laurel Capital and Seix, Laurel Capital and Seix will receive 0.30% and 0.25% respectively, a fee that is computed daily and paid monthly based on the value of the average net assets of the Balanced Portfolio allocated to each adviser. Laurel Capital, located in Pittsburgh, Pennsylvania is an affiliate of The Mellon Bank and currently manages approximately $13 billion in assets. Seix, located in Woodcliff Lake, New Jersey manages approximately $3.6 billion in assets.

- The hiring of Barclays Global Fund Advisors ("Barclays") as an additional investment advisor to Large Capitalization Value Equity Investments ("Large Capitalization Value Portfolio"). The Consulting Group, a division of MMC, recommended Barclays as an additional adviser because it was determined that their pure index investment style would complement the investment style of the Portfolio's other investment advisers- The Boston Company Asset Management, Inc. ('TBCAM") and Parametric Portfolio Associates ("Parametric"). The hiring of Barclays resulted in the entering into of an investment advisory agreement dated January 4, 1999 between MMC and Barclays. Under the terms of the agreement, Barclays will be receiving a fee of 0.02% that is computed daily and paid monthly based on the value of the average net assets of the Large Capitalization Value Portfolio allocated to Barclays. With the hiring of Barclays, the structure of the Large Capitalization Value Portfolio will be as follows: Parametric 55%; TBCAM 20% and Barclays 25%.

- A new investment advisory agreement between MMC and Provident Investment Counsel Inc. ("Provident") reflecting a decrease in the advisory fee paid by MMC to Provident on behalf of Large Capitalization Growth Investments ("Large Capitalization Growth Portfolio"). Pursuant to this new agreement, MMC will pay
Provident 0.30% of the first $100 million and 0.25% thereafter on the assets of the Large Capitalization Growth Portfolio allocated to Provident.

Shareholders of the Balanced, Large Capitalization Growth and Large Capitalization Value Portfolios will soon receive an information statement regarding these changes.

FD 01585
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